UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No.  )

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CRYSTAL ROCK HOLDINGS, INC.
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CRYSTAL ROCK HOLDINGS, INC. 1050 BUCKINGHAM ST WATERTOWN. CT 0679S VOTE BY INTERNET - www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE -1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold For All All Except n The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees To withhold authority to vote for any individual noninee(s) . nark 'For All Except" and write tne nunber(s) of the noninee(s) on the line below. 01 John B. Baker 06 Lori J. Schafer 02 Peter K. Baker  07 Bruce S. MacDonald 03 Martin A. Dytrych 04 John M. LaPides 05 Ross S. Rapaport Ratification of the appointment of Wolf & Company. P.C. as the Company's independent auditors. Advisory resolution to approve the compensation paid to the Company's named executive officers. The Board of Directors recommends you vote FOR proposals 2 and 3. For address change.'comments, mark here Please indicate if you plan to attend this meeting Q Please sign exactly as your naite(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.  Signature (PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners)  Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K, Proxy Card, Notice of Annual Meeting is/are available at www.Droxvvote.com CRYSTAL ROCK HOLDINGS, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 1, 2016 As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-690-6903, or via the Internet at WWW.PROXYVOTE.COM and follow the simple instructions. Use the information shown on your proxy card.The undersigned stockholders) of CRYSTAL ROCK HOLDINGS, INC., a Delaware corporation (the "Company"), hereby appoints Ross S. Rapaport and Peter K. Baker, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares of stock held by the undersigned or which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 1, 2016 and at all adjournments thereof (the 'Meeting"), with all powers the undersigned would possess if personally present. This proxy will be voted in accordance with the instructions given on the reverse and in the discretion of the proxies upon all other matters that may properly come before the Meeting. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.  Address change/comments  (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

*** Exercise Yoiu- Bight to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 01, 20 16  Meeting Information Meeting Type: Annual Meeting For holders as of: February 03, 2016 Date: April 01, 2016   Time: 10:00 AM EDT Location: Lamn, Krieiow, Dytrych & Co. 500 Uiwersity Bouevard Suite 215 Jupiter, FL 33458  You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.  See the reverse side of this notice to obtain proxy materials and voting instructions.  CRYSTAL Rock HOLDINGS. INC. 1050 BUCKINGHAM ST WATERTOHN.CT 0G795

— Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice & Proxy Statement 2. Annual Report on Form 10-K 3. Proxy Card 4. Notice of Annual Meeting How to View Online: Have the information that is printed in the box marked by the arrow —> xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET: www.proxyvote.com BY TELEPHONE: 1-800-579-1639   BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow — xxxx xxxx xxxx xxxx (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 20. 2016 to facilitate timely delivery.

Voting Items The Board of Directors recommends you vote FOR the following: Election of Directors Nominees 01 John B. Baker 02 Peter K. Baker 03 Martin A. Dytrych 04 John M. LaPides 05  Ross S. Rapaport 06 Lori J. Schafer 07 Bruce S. MacDonald

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